UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 6, 2004
Date of Report (Date of earliest event reported)

Commission file number 1-10841

GREYHOUND LINES, INC.

and its Subsidiaries identified in Footnote (1) below (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	86-0572343 (I.R.S. employer identification no.)

15110 N. Dallas Parkway, Suite 600 Dallas, Texas (Address of principal executive offices)	75248 (Zip code)

(972) 789-7000
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Amendment to Amended/Restated Loan & Security Agmt

Co-Registrants

This Form 8-K is also being filed by the following entities. Except as set forth below, each entity has the same principal executive offices, zip code and telephone number as that set forth for Greyhound Lines, Inc. on the cover of this report:

		I.R.S. Employer	Jurisdiction
	Commission	Identification	Of
Name	File No.	No.	Incorp.
Atlantic Greyhound Lines of Virginia, Inc.	333-27267-01	58-0869571	Virginia

GLI Holding Company	333-27267-04	75-2146309	Delaware

Greyhound de Mexico, S.A. de C.V.	333-27267-05	None	Republic of Mexico

Sistema Internacional de Transporte de Autobuses, Inc.	333-27267-08	75-2548617	Delaware
802 Commerce Street, 3rd Floor
Dallas, Texas 75201
(214) 849-8616

Texas, New Mexico & Oklahoma Coaches, Inc.	333-27267-10	75-0605295	Delaware
1313 13th Street
Lubbock, Texas 79408
(806) 763-5389

T.N.M. & O. Tours, Inc.	333-27267-11	75-1188694	Texas
(Same as Texas, New Mexico & Oklahoma
Coaches, Inc.)

Vermont Transit Co., Inc.	333-27267-12	03-0164980	Vermont
345 Pine Street
Burlington, Vermont 05401
(802) 862-9671

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GREYHOUND LINES, INC. AND SUBSIDIARIES

ITEM 5. OTHER EVENTS

On July 6, 2004, Greyhound Lines, Inc. (the “Company”) amended its $125 million revolving credit facility. A copy of the amendment to the revolving credit facility is being furnished as a part of this current report on Form 8-K as Exhibit 10.1 and is incorporated herein in its entirety by reference.

The Company amended its revolving credit facility (the “Revolving Credit Facility”) to extend the maturity date two years to October 24, 2006, reset certain financial covenants, modify rates of interest on borrowings and provide for a prepayment premium should the Company terminate the facility before October 24, 2006. Additionally, the amendment allows the Company to elect to extend the maturity date an additional year, to October 24, 2007, provided that the Company meets certain terms and conditions.

Under the amended Revolving Credit Facility, borrowings after the quarterly period ending September 30, 2004, are available at a rate, determined by reference to a leverage ratio calculated quarterly, equal to Wells Fargo Bank’s prime rate plus 0.375% to 2.25% or LIBOR plus 2.375% to 4.25%. Prior to the quarterly period ending September 30, 2004, borrowings remain available at a rate equal to Wells Fargo Bank’s prime rate plus 1.5% or LIBOR plus 3.5%. Letter of credit fees are 3.5% per annum. A 1% prepayment premium is payable should the Company terminate the facility before October 25, 2005, if terminated between October 25, 2005 and October 23, 2006 the premium is 0.5%, and if after October 23, 2006 there is no premium.

Additionally, the amendment requires the Company to maintain a minimum cash flow to interest expense ratio, maximum indebtedness to cash flow ratio and minimum cash flow at levels that are the same as, or more restrictive than, previous levels. The new covenant levels were set at 15% to 20% less than the levels projected in financial forecasts delivered to the agent bank by the Company. As a result of the extension of the maturity date and recent business improvements that have allowed the Company to meet its financial covenants, management believes that there is no longer a going concern risk in the near term. However, substantial needs for capital expenditures and debt service requirements in the future mandate that the Company continue to significantly improve operations and financial results. Additionally, unforeseen events or changes in assumptions may occur and result in material differences between the Company’s future financial results or forecasts and the current financial forecast, and those differences could result in management concluding in the future that the Company may not be able to continue as a going concern based upon the new information.

Except for historical information contained herein, the statements made in this Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain risks and uncertainties, including statements regarding the intent, belief or current expectations of the Company regarding the Company’s prospects and future results. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which the Company operates, the Company’s ability to continue as a going concern, and other risks discussed in the Company’s filings with the Securities and Exchange Commission from time to time.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS	DESCRIPTIONS
	10.1	Amendment Number One to Amended and Restated Loan and Security Agreement among Greyhound Lines, Inc., as Borrower, the Financial Institutions named as lenders, and Wells Fargo Foothill, Inc. as Agent dated as of July 6, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 8, 2004

GREYHOUND LINES, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Senior Vice President - Finance

ATLANTIC GREYHOUND LINES OF VIRGINIA, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President - Finance

GLI HOLDING COMPANY
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President - Finance

GREYHOUND de MEXICO, S.A. de C.V.
By:	/s/ William J. Gieseker
William J. Gieseker
Examiner

SISTEMA INTERNACIONAL de TRANSPORTE de AUTOBUSES, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President - Finance

TEXAS, NEW MEXICO & OKLAHOMA COACHES, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President - Finance

T.N.M. & O. TOURS, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President - Finance

VERMONT TRANSIT CO., INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President – Finance

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